SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




      Date of Report (Date of earliest event reported): September 23, 1999


                              EDISON INTERNATIONAL
             (Exact name of registrant as specified in its charter)



             CALIFORNIA                     001-9936            95-4137452
 (State of principal jurisdiction of    (Commission file     (I.R.S. employer
   incorporation of organization)            number)        identification no.)




                            2244 Walnut Grove Avenue
                                 (P.O. Box 800)
                           Rosemead, California 91770
          (Address of principal executive offices, including zip code)





                                  626-302-2222
              (Registrant's telephone number, including area code)



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Items 1 through 4, 6, 8 and 9 are not included because they are not applicable.

Item 5.  Other Events

On September 23, 1999, Edison International agreed to sell $750,000,000 aggregate principal amount of its 6-7/85% Notes Due 2004 ("Notes"). For further information concerning the Notes, refer to the exhibits contained in this Current Report on Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable

(b)      Not applicable

(c)      Exhibits.

         Exhibit No.                       Description
         -----------                       -----------

         1                Underwriting Agreement dated September 23, 1999

         4                Form of Supplemental Indenture

         12               Computation of Ratio of Earnings to Fixed charges

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   EDISON INTERNATIONAL
                                      (Registrant)

                                    KENNETH S. STEWART
                   ------------------------------------------------
                                    KENNETH S. STEWART
                                 Assistant General Counsel



September 24, 1999